UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2016

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 572-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 22, 2016, Investacorp Group, Inc. ("IGI"), a subsidiary of Ladenburg Thalmann Financial Services Inc. (the "Company"), entered into a first amendment and lease extension agreement ("Lease Amendment") with Frost Real Estate Holdings, LLC ("FREH"), an entity affiliated with Phillip Frost, M.D., the Company’s chairman of the board and principal shareholder. The Lease Amendment amends certain terms of the lease, dated as of August 13, 2010, between IGI and FREH (the "Lease"). The Lease Amendment, which is effective as of October 1, 2015, extends the term of the Lease to September 30, 2020. In addition, IGI has the option to extend the lease for two optional five year terms at IGI's then current rent, plus an increase of 3.25% and, thereafter, an increase of 3.25% for each year of the extension term, subject to certain conditions contained in the Lease Amendment. The Lease Amendment provides for payments of $35,023 per month in the first year increasing to $39,802 per month in the fifth year, plus applicable sales tax and charges pertaining to storage space and parking. The foregoing is a summary of the Lease Amendment. A copy of the Lease Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As described in Item 1.01 of this current report, the Company's subsidiary, IGI, entered into the Lease Amendment with FREH. On February 22, 2016, the Company’s Audit Committee (the committee responsible for reviewing and approving all related party transactions) approved the Lease Amendment with FREH and granted an exception under the Company’s Code of Business Conduct and Ethics in order to permit IGI to enter into such arrangements.

Item 9.01 Financial Statements and Exhibits.

10.1 1st Amendment and Lease Extension Agreement, dated as of February 22, 2016, between Investacorp Group, Inc. and Frost Real Estate Holdings, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

February 26, 2016	By:	/s/ Brett H. Kaufman

Name: Brett H. Kaufman
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	1st Amendment and Lease Extension Agreement, dated as of February 22, 2016, between Investacorp Group, Inc. and Frost Real Estate Holdings, LLC.